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                                                             EXHIBIT 23



               [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report included in this Form 8-K.


                                                       /s/ ARTHUR ANDERSEN LLP


Vienna, Virginia
August 7, 2001